UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IKENA ONCOLOGY, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IKENA ONCOLOGY, INC.

645 Summer Street, Suite 101

Boston, MA 02210

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders, or Annual Meeting, of Ikena Oncology, Inc., will be held online on June 9, 2022 at 4:15 p.m. Eastern Time. The safety of our stockholders is important to us, and given the continuing concerns resulting from the COVID-19 pandemic, this year’s Annual Meeting will be held virtually. You may attend the meeting virtually via the Internet at www.virutalshareholdermeeting.com/IKNA2022, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect three class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of three class I directors nominated by the board of directors.

Only Ikena Oncology, Inc. stockholders of record at the close of business on April 14, 2022, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Ikena Oncology, Inc. is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2021, or 2021 Annual Report. We plan to mail the Notice on or about April 27, 2022, and it contains instructions on how to access both the 2021 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the website provided on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Mark Manfredi
Mark Manfredi, Ph.D. President and Chief Executive Officer

Boston, MA

April 27, 2022

Page
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	6
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS IKENA ONCOLOGY, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	11
CORPORATE GOVERNANCE	13
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
PRINCIPAL STOCKHOLDERS	32
REPORT OF THE AUDIT COMMITTEE	36
HOUSEHOLDING	37
STOCKHOLDER PROPOSALS	37
OTHER MATTERS	38

i

IKENA ONCOLOGY, INC.

645 Summer Street, Suite 101

Boston, MA 02210

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June 9, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Ikena Oncology, Inc., which will be held virtually on June 9, 2022 at 4:15 p.m. Eastern Time. This year’s Annual Meeting will be held virtually, both to increase accessibility and encourage participation from our stockholders and due to continuing safety concerns resulting from the COVID-19 pandemic. You may attend the Annual Meeting virtually at www.virutalshareholdermeeting.com/IKNA2022, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The board of directors of Ikena Oncology, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Ikena,” “Ikena Oncology,” the “Company,” “we,” “us,” and “our” refer to Ikena Oncology, Inc.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This proxy statement and our 2021 Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2021, or the 2021 Annual Report, are first being mailed to stockholders on or about April 27, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in March 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 9, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.ProxyVote.com.

A copy of this proxy statement and our 2021 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary. This proxy statement and our 2021 Annual Report are also available on the SEC’s website at www.sec.gov.

IKENA ONCOLOGY, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?

This year’s Annual Meeting will be held virtually, both to increase accessibility and encourage participation from our stockholders and due to continuing safety concerns resulting from the COVID-19 pandemic. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our board of directors or management.

How do I attend and participate in the Annual Meeting online?

To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virutalshareholdermeeting.com/IKNA2022 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.

The live audio webcast of the Annual Meeting will begin promptly at 4:15 p.m. Eastern Time.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about April 27, 2022, we will mail this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report. These materials are also available for viewing, printing and downloading on the Internet at www.ProxyVote.com.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 14, 2022.

How many votes can be cast by all stockholders?

There were 29,947,826 shares of our voting common stock, par value $0.001 per share, outstanding on April 14, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of April 14, 2022. As of April 14, 2022, there were 6,215,465 shares of non-voting common stock, par value $0.001 per share, outstanding. The shares of non-voting stock are not entitled to vote on the proposals presented at the Annual Meeting.

Who is entitled to vote?

Registered Stockholders. If shares of our voting common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our voting common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•

By Internet. You may vote at www.ProxyVote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•	During the Annual Meeting. You may vote during the Annual Meeting by going to www.virutalshareholdermeeting.com/IKNA2022. You will need the control number included on your proxy card.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•

By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fifth Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 28, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of eight members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Iain Dukes, D.Phil, Maria Koehler, M.D., and Otello Stampacchia, Ph.D., and their terms will expire at the Annual Meeting;

•	the Class II directors are David Bonita, Jean-Francois Formela, M.D., and Richard Wooster, Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•	the Class III directors are Mark Manfredi, Ph.D. and Ronald C. Renaud, Jr., and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds (2/3) or more of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Iain Dukes, D.Phil, Maria Koehler, M.D., and Otello Stampacchia, Ph.D. for re-election as a Class I director at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background, race and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Board Diversity Matrix

As of April 14, 2022

Total Number of Directors	8

	Female	Male	Non- Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	1	7	—	—

Part II: Demographic Background

African American or Black	—	—	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	—	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	1	7	—	—

Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—

Did Not Disclose Demographic Background	—

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that he or she should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.

Nominee for Election as Class I Director

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of April 14, 2022.

Name	Positions and Offices Held with Ikena Oncology, Inc.	Director Since	Age
Iain Dukes, D.Phil.	Director	2016	63
Maria Koehler, M.D.	Director	2021	65
Otello Stampacchia, Ph.D.	Director	2020	52

Iain D. Dukes, D.Phil. has served as a member of our board of directors since November 2016. Dr. Dukes is a Venture Partner at OrbiMed Advisors LLC, which he joined in August 2016. Dr. Dukes has served as the Chief Executive Officer of Viriom Inc. since February 2019 and has also served as the Executive Chairman of Angiex Inc. since February 2020. In June 2018, Dr. Dukes co-founded Theseus Pharmaceuticals, Inc. and currently serves as the Chief Executive Officer. In September 2017, Dr, Dukes co-founded Kartos Therapeutics, Inc. and currently serves as President. Dr. Dukes previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories from August 2013 through May 2016. Prior to joining Merck, Dr. Dukes was Vice President of External Research & Development at Amgen, Inc. from August 2010 to August 2013. From October 2017 to July 2020, Dr. Dukes was a board member and Chairman of KaNDy Therapeutics, which was acquired by Bayer AG in September 2020. From January 2020 to June 2020, Dr. Dukes

served as supervisory board member of Themis BioScience GmbH, until it was acquired by Merck & Co. Dr. Dukes also co-founded Telios Pharmaceuticals, Inc., where he serves as President. Dr. Dukes currently serves on the boards of directors of NeRRe Therapeutics, ReViral Limited, and ENYO Therapeutics. Since August 2016, Dr. Dukes has also served as chairman of the board of directors of Iovance Biotherapeutics Inc. (Nasdaq: IOVA). Dr. Dukes holds Master of Jurisprudence and Doctor of Philosophy degrees from the University of Oxford, a Master of Science degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath. We believe that Dr. Dukes is qualified to serve as a member of our board of directors because of his extensive experience in the pharmaceutical industry, including his service in senior management roles.

Maria Koehler, M.D., Ph.D., has served on our Board of Directors since April 2021. Dr. Koehler is a board-certified hematologist/oncologist and has more than 20 years of pharmaceutical and biotechnology experience. Since May 2019, Dr. Koehler has been Chief Medical Officer at Repare Therapeutics, Inc., a public precision oncology company. Prior to joining Repare, Dr. Koehler was Chief Medical Officer at Bicycle Therapeutics Limited, a public biopharmaceutical company, from September 2017 to April 2019, and before that had roles of increasing responsibility at Pfizer Inc. from 2009 through 2017, most recently as Vice President of Oncology Strategy, Innovation and Collaborations. Prior to joining Pfizer, Dr. Koehler was the group leader for the Medicine Development Center of GlaxoSmithKline Oncology. Prior to that, Dr. Koehler was a Senior Medical Director for oncology research and development at AstraZeneca plc. She has also served as the clinical director of Bone Marrow Transplantation at University Hospital in Pittsburgh as well as the director of the Bone Marrow Transplant Program and associate professor at St. Christopher’s Hospital in Philadelphia. Dr. Koehler earned an M.D., and a Ph.D. in Toxicology from Silesian School of Medicine, Katowice, Poland. She received her initial training in immunology/oncology at the University of Heidelberg in Heidelberg, Germany, and additional training at St. Jude Children’s Research Hospital in the department of virology and molecular biology. Dr. Koehler currently serves on the board of directors of Silverback Therapeutics, Inc. We believe Dr. Koehler is qualified to serve on our board of directors because of her management experience in the biopharmaceuticals industry and her biotech oncology experience in clinical drug development.

Otello Stampacchia, Ph.D. has served as a member of our board of directors since December 2020. Dr. Stampacchia is founder, Managing Director, and member of the investment committee at Omega Funds. Dr. Stampacchia currently serves on the board of directors of Kronos Bio, Inc. (Nasdaq: KRON), Morphic Holding, Inc. (Nasdaq: MORF), and Replimune Group, Inc. (Nasdaq: REPL), and private companies: Amunix Pharmaceuticals, Inc. and Scorpion Therapeutics, Inc. Prior to founding Omega in January 2004, Dr. Stampacchia was a Partner at AlpInvest Partners (now part of The Carlyle Group). Before AlpInvest Partners, he was the portfolio manager of the Lombard Odier Immunology Fund, an investment vehicle in Geneva, Switzerland, investing in public and private healthcare companies worldwide. Previously, Dr. Stampacchia was a member of the HealthCare corporate finance and M&A team at Goldman Sachs. Before Goldman, he helped co-found the healthcare investment activities at Index Securities (now Index Ventures). Dr. Stampacchia received a Masters of Science in Plant Genetics from the University of Pavia, a Masters of Science in Molecular Biology and a Doctorate of Philosophy in Molecular Biology from the University of Geneva and a Doctorate of Philosophy in Biotechnology from European Union Strasbourg. We believe Dr. Stampacchia is qualified to serve on our board of directors because of his venture capital experience in the life sciences industry and his service on the boards of other public and private life sciences companies.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Iain Dukes, D.Phil, Maria Koehler, M.D., and Otello Stampacchia, Ph.D. as Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 14, 2022.

Name	Positions and Offices Held with Ikena Oncology, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Ronald C. Renaud, Jr.	Chairman of the Board of Directors and Director	2018	Class III—2024	53
Mark Manfredi, Ph.D.	Chief Executive Officer and Director	2017	Class III—2024	51
David Bonita, M.D.	Director	2016	Class II—2023	46
Jean-François Formela, M.D.	Director	2016	Class II—2023	65
Richard Wooster, Ph.D.	Director	2022	Class II—2023	57

Class II Directors (Term Expires at 2023 Annual Meeting)

David Bonita, M.D. has served as a member of our board of directors since March 2016. Dr. Bonita is a member of OrbiMed Advisors LLC, an investment firm. Dr. Bonita currently serves on the boards of directors of Acutus Medical Inc. (Nasdaq: AFIB), IMARA Inc. (Nasdaq: IMRA), Prelude Therapeutics, Inc. (Nasdaq: PRLD), Repare Therapeutics Inc. (Nasdaq: RPTX), and Tricida, Inc. (Nasdaq: TCDA), as well as several private companies. Dr. Bonita also previously served on the boards of directors of Clementia Pharmaceuticals Inc., Loxo Oncology, Inc., SI-BONE, Inc., and ViewRay Inc. Prior to OrbiMed, Dr. Bonita worked as a corporate finance analyst in the healthcare investment banking groups of Morgan Stanley and UBS. He has published scientific articles in peer-reviewed journals based on signal transduction research performed at Harvard Medical School. He received his B.A. in biology from Harvard University and his joint M.D./M.B.A. from Columbia University. We believe that Dr. Bonita is qualified to serve on our board of directors based on his roles on several public and private boards of directors as well as his extensive experience in investing in healthcare companies.

Jean-François Formela, M.D. has served as a member of our board of directors and as a member of our audit committee since March 2016. Dr. Formela is currently a Partner at Atlas Venture and focuses on novel drug discovery approaches and therapeutics. Dr. Formela joined Atlas Venture in 1993 to build the U.S. life sciences franchise. Dr. Formela is a director and co-founder of IFM Therapeutics, Inc., Intellia Therapeutics, Inc. (Nasdaq: NTLA), Korro Bio, Inc., Triplet Therapeutics, Inc. and Translate Bio, Inc. (Nasdaq: TBIO). Dr. Formela also serves on the board of Spero Therapeutics, Inc. (Nasdaq: SPRO). Dr. Formela is a member of the Partners Healthcare Innovation Growth Board and a former trustee of the Boston Institute of Contemporary Art. Dr. Formela received his Doctor of Medicine from Paris University School of Medicine and his Master of Business Administration from Columbia University. We believe Dr. Formela’s experience in the life sciences industry, as well as his practice of medicine, provides him with the qualifications and skills to serve as a director of our Company.

Richard Wooster, Ph.D., has served as a member of our board of directors since January 2022. From April 2019 to October 2021, Dr. Wooster served as the Chief Scientific Officer of Translate Bio, Inc. Prior to that, from March 2015 to April 2019, Dr. Wooster served as the President of Research and Development and Chief Scientific Officer at Tarveda Therapeutics, Inc., a biopharmaceutical company (formerly known as Blend Therapeutics, Inc.). From May 2013 until March 2015, he acted as the Chief Scientific Officer of Tarveda Therapeutics and as its President from January 2014 to March 2015. Prior to joining Tarveda Therapeutics, Dr. Wooster was Vice President and Discovery Performance Unit Head in Oncology at GlaxoSmithKline plc, a pharmaceutical company. During his academic career, Dr. Wooster discovered the breast cancer susceptibility gene BRCA2, was one of the founders of the Cancer Genome Project at the Welcome Trust Sanger Institute where mutations in BRAF were first discovered and developed the COSMIC mutation database and website. Dr. Wooster received a BSc in Biochemistry and a Ph.D. in drug metabolizing enzymes from the University of Dundee, Scotland. We believe Dr. Wooster is qualified to serve on our board of directors based on his experience in drug discovery and development and his management experience in the life sciences industry.

Class III Directors (Term Expires at 2024 Annual Meeting)

Ronald C. Renaud, Jr. has served as Chairman of our board of directors and as a member of our audit and compensation committees since March 2018. From November 2014, Mr. Renaud served as President and Chief Executive Officer and as a member of the board of directors of Translate Bio, Inc. until it was acquired by Sanofi in September 2021. Mr. Renaud currently serves as a member of the board of directors of Atara Biotherapeutics, Inc. (Nasdaq: ATRA) and Axial Biotherapeutics, Inc. Formerly, Mr. Renaud served as President and Chief Executive Officer of Idenix Pharmaceuticals, Inc., a biopharmaceutical company, from October 2010 until Idenix was acquired by Merck & Co., a pharmaceutical company, in August 2014. He was previously Chief Financial Officer and Chief Business Officer of Idenix Pharmaceuticals, Inc. from May 2007 until October 2010. Mr. Renaud has also previously served as a member of the boards of directors of Akebia Therapeutics, Inc. (Nasdaq: AKBA), PTC Therapeutics, Inc. (Nasdaq: PTCT), and Chimerix, Inc. (Nasdaq: CMRX). Mr. Renaud received a Bachelor of Arts from St. Anselm College and a Master of Business Administration from the Marshall School of Business at the University of Southern California. We believe that Mr. Renaud is qualified to serve on our board of directors because of his executive experience, his service on the boards of other private and public life sciences companies and his extensive knowledge of the life sciences industry.

Mark Manfredi, Ph.D. is a founding member of Ikena Oncology and has served as our President and Chief Executive Officer, and as a member of our board of directors since December 2017. Previously, Dr. Manfredi served as our Chief Scientific Officer from March 2016 until December 2017. Prior to that, from April 2015 to September 2017, Dr. Manfredi was an in-house oncology expert at Atlas Venture, a company that has founded multiple biotechnology companies and Dr. Manfredi currently serves as an advisor to Atlas Venture. Concurrently, from April 2015 to April 2016, Dr. Manfredi was the Chief Scientific Officer of Raze Therapeutics, Inc., a biotechnology company focused on oncology therapeutics that target key metabolic pathways. He also previously held roles of increasing responsibility at Millennium Pharmaceuticals, Inc., as well as its parent company, Takeda Pharmaceutical Company from April 2001 to April 2015. Dr. Manfredi holds a Bachelor of Science in Zoology from the University of Rhode Island, and a Doctorate of Philosophy from Boston College. We believe that Dr. Manfredi is qualified to serve as our President and Chief Executive Officer and as a member of our board of directors because of his significant scientific and industry knowledge, as well as valuable experience gained from prior service as President and Chief Executive Officer.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS IKENA ONCOLOGY, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Ikena’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as Ikena’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Ernst & Young LLP has served as Ikena’s independent registered public accounting firm since 2019.

The audit committee is solely responsible for selecting Ikena’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Ernst & Young LLP as Ikena’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Ikena and its stockholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Ikena incurred the following fees from Ernst & Young LLP for the audit of the financial statements and for other services provided during the years ended December 31, 2021 and 2020.

	2021	2020
Audit fees (1)	$1,313,800	$596,000
Audit-Related fees	$—	$—
Tax fees (2)	$—	$11,850
All other fees (3)	$5,200	$—

Total fees	$1,319,000	$607,850

(1)

Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with the Company’s initial public offering, securities offerings, including registration statements, responding to SEC comment letters, comfort letters and consents.

(2)	Tax fees consist of fees for tax compliance, advice and tax planning and includes fees for tax return preparation.
(3)	Other fees consist of the annual subscription fee for Ernst & Young’s online accounting research tool.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Ikena Oncology, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, MA 02210, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock is listed on The Nasdaq Global Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2022, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all members of the board of directors, except Mark Manfredi, Ph.D., are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director and respective affiliations, including non-employee directors that are affiliated with certain of our major stockholders. We expect that the composition and functioning of our board of directors and each of our committees will continue to comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Mark Manfredi, Ph.D. is not an independent director under these rules because he is currently employed as the chief executive officer and president of our company.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operate pursuant to a charter adopted by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us.

The full text of our audit committee charter, compensation committee charter and nominating and corporate governance charter is posted on the investor relations portion of our website at www.ikenaoncology.com. We do not incorporate the information contained on, or accessible through, our corporate website into this prospectus, and you should not consider it a part of this prospectus.

Audit Committee

Jean-Francois Formela, M.D., Ronald C. Renaud, Jr., and Otello Stampacchia, Ph.D. serve on the audit committee, which is chaired by Mr. Renaud. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Mr. Renaud as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

David Bonita, M.D., Jean-François Formela, M.D., and Ronald C. Renaud, Jr. serve on the compensation committee, which is chaired by Dr. Bonita. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee met four times. The compensation committee’s responsibilities include:

•	annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;

•	determining the compensation of our other executive officers;

•	overseeing and administering our compensation and similar plans;

•

reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	retaining and approving the compensation of any compensation advisors;

•	reviewing and approving the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors; and

•	preparing our compensation committee report if and when required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee

David Bonita, M.D., Iain D. Dukes, D.Phil., and Otello Stampacchia, Ph.D. serve on the nominating and corporate governance committee, which is chaired by Dr. Stampacchia. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee met zero times. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and recommending to the board of directors appropriate corporate governance guidelines; and

•	overseeing the evaluation of our board of directors.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met four times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders in 2021.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors, employees, consultants and designated contractors. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Compensation Committee Interlocks and Insider Participation

During fiscal 2021, David Bonita, M.D., Jean-François Formela, M.D., and Ronald C. Renaud, Jr. were the only members of our compensation committee. None of the members of our compensation committee is, or has at any time during the prior three years been, one of our officers or employees. None of our executive officers currently serve, or have in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee.

Code of Business Conduct and Ethics

Our board of directors adopted a Code of Business Conduct and Ethics in connection with our initial public offering in March 2021. The Code of Business Conduct and Ethics will apply to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The full text of our Code of Business Conduct and Ethics is posted on our website at www.ikenaoncology.com. If we make any substantive amendments to, or grant any waivers from, our Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Ronald C. Renaud, Jr. is the current chairman of our board of directors. We believe that separating the positions of chief executive officer and chairperson of the board of directors allows our chief executive officer to focus on our day-to-day business, while allowing a chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our amended and restated bylaws and corporate governance guidelines do not require that our chairperson and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Ikena Oncology, Inc.

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors or the chairman of our nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Ikena Oncology, Inc.

645 Summer Street, Suite 101

Boston, Massachusetts 02210

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Ikena’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Ikena’s legal counsel, with independent advisors, with non-management directors, or with Ikena’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Ikena Oncology regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Ikena Oncology has also established a toll-free telephone number for the reporting of such activity, which is 877- 900-2988.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during fiscal year 2021. Other than as set forth in the table below, we did not pay any compensation, make any additional equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in fiscal year 2021. Directors who also serve as employees received no additional compensation for their service as directors. During fiscal year 2021, Mark Manfredi, Ph.D., our President and Chief Executive Officer, was a member of our board of directors, as well as an employee, and received no additional compensation for his services as a director. See the section titled “2021 Summary Compensation Table” for more information about his compensation in fiscal year 2021.

NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($) (1)(2)	TOTAL ($)
David Bonita, M.D.	37,555	123,604	161,159
Iain Dukes, D.Phil.	54,891	215,715	270,606
Jean-Francois Formela, M.D.	36,406	123,604	160,010
Ronald C. Renaud, Jr.	65,147	619,140	684,287
Otello Stampacchia, Ph.D.	38,705	123,604	162,309
Maria Koehler, M.D., Ph.D.	24,716	431,020	455,736

(1)

The amounts reflect the grant date fair value of stock options granted in 2021 in accordance with Financial Accounting Standards Board, or FASB Accounting Standards Codification, or ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 10 to the financial statements included in our Annual Report on Form 10-K. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our non-employee directors upon the exercise of such options.

(2)	Non-employee directors who served on the Board of Directors during 2021 held the following unexercised stock as of December 31, 2021 and held no shares of restricted stock:

NAME	AGGREGATE NUMBER OF SHARES SUBJECT TO STOCK OPTIONS
David Bonita, M.D.	13,419
Iain Dukes, D.Phil.	259,839
Jean-Francois Formela, M.D.	13,419
Ronald C. Renaud, Jr.	237,259
Otello Stampacchia, Ph.D.	13,419
Maria Koehler, M.D., Ph.D.	40,257

Non-Employee Director Compensation Policy

In connection with our initial public offering, we implemented a formal policy, pursuant to which our non-employee directors are eligible to receive the following cash retainers:

Annual Retainer for Board Membership
Annual service on the board of directors	$35,000

Additional Annual Retainer for Committee Membership
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000
Additional Annual Retainer for Non-Executive Chairman of the Board
Annual service as chairman of the board of directors	$30,000

Our policy in effect following our initial public offering provided that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase 26,838 shares of our common stock, referred to herein as the Initial Grant. In February 2022, we amended our policy to increase the number of shares of our common stock underlying the Initial Grants to 29,200 shares. Furthermore, our policy provides that, on the date of each of our annual meeting of stockholders, each non-employee director who will continue as a non-employee director following such meeting will be granted an annual option to purchase 13,419 shares of our common stock, referred to herein as the Annual Award. Each Annual Award will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to such director’s continued service to us through the applicable vesting date. With respect to the Initial Grants, the shares subject to each Initial Grant will vest in equal annual installments over three years from the date of grant, subject to such director’s continued service to us through the applicable vesting dates. Such awards are subject to full accelerated vesting upon the sale of the Company, subject to such director’s continued service to us through the date of such sale.

Employee directors receive no additional compensation for their service as a director. We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board of directors or any committee thereof.

EXECUTIVE OFFICERS

The following table identifies our executive officers, and sets forth their current positions at Ikena Oncology, Inc. and their ages as of April 25, 2022.

Name	Position Held with Ikena Oncology, Inc.	Officer Since	Age
Mark Manfredi, Ph.D.	President, Chief Executive Officer and Director	2017	51
Jeffrey Ecsedy, Ph.D.	Chief Development Officer	2019	52
Sergio Santillana, M.D., M.Sc., MBA	Chief Medical Officer	2020	59
Jotin Marango, M.D., Ph.D.	Chief Financial Officer and Head of Corporate Development	2022	43
Michelle Zhang, Ph.D.	Chief Scientific Officer	2019	53

You should refer to “Class III Directors” above for information about our Chief Executive Officer and President, Mark Manfredi, Ph.D. Biographical information for our other executive officers, as of April 25, 2022, is set forth below.

Jeffrey Ecsedy, Ph.D. has served as our Chief Development Officer since November 2021. Before that Dr. Ecsedy served as our Chief Scientific Officer from March 2019 to December 2021. Prior to this, Dr. Ecsedy served as our Senior Vice President of Research and Development from October 2017 to February 2019. Previously, from June 2013 to October 2017, Dr. Ecsedy served as the Senior Director and Head of Oncology Translational Medicine at Takeda Pharmaceuticals Company Limited. Dr. Ecsedy holds a Bachelor of Science in Biological Sciences from the University of Connecticut and a Doctorate of Philosophy from Boston College. We believe that Dr. Ecsedy is qualified to serve as our Chief Scientific Officer because of his significant scientific and industry knowledge, and his prior service in senior management roles.

Sergio Santillana, M.D., M.Sc., MBA has served as our Chief Medical Officer since July 2020. Prior to this, he served as Senior Clinical Consultant for Ikena from September 2019 to June 2020. Dr. Santillana is also founder and President of his own oncology consulting firm, SLSS Consulting LLC, where he provides strategic consultancy services since April 2019. From June 2017 to April 2019 Dr. Santillana served as Senior Vice President and Chief Medical Officer at Merrimack Pharmaceuticals, Inc., a company focused on developing biologics and nanotherapeutics for solid tumors. Before joining Merrimack Pharmaceuticals, Inc., from March 2016 to June 2017, he was Head of Clinical Research and then Chief Medical Officer for ARIAD Pharmaceuticals, a commercial-stage biotechnology company focused on developing targeted therapies for cancer, that was acquired by Takeda Pharmaceutical Company. From August 2014 to March 2016, Dr. Santillana served as the Senior Medical Director of Oncology and Clinical Research at Takeda Pharmaceuticals International Limited, where he was the Global Clinical Lead of early development programs. Prior to joining Takeda Oncology, he served in various oncology clinical development roles at GlaxoSmithKline and Eli Lilly Oncology. Before joining the biopharmaceutical industry, Dr. Santillana was a practicing medical oncologist for more than a decade. Dr. Santillana holds a Bachelor of Science, Medical Degree (MD) and specialty/residence in Medical Oncology from the Universidad Nacional Federico Villarreal, a Master of Science from Kellogg College at Oxford University, and Master of Business Administration from Sloan School of Management at the Massachusetts Institute of Technology. We believe that Dr. Santillana is qualified to serve as our Chief Medical Officer because of his executive experience in the life sciences industry and his extensive medical knowledge.

Jotin Marango, M.D., Ph.D. has served as our Chief Financial Officer and Head of Corporate Development since April 2022. Prior to this, he served as Senior Vice President, Chief Business Officer at Aptose Biosciences Inc. (NASDAQ: APTO) from June 2019 to April 2022, and also as their Chief Financial Officer from May 2021 to April 2022. Before that, Dr. Marango worked as an equity research analyst at Roth Capital Partners covering small and mid-cap biotechnology companies focused on hematology, oncology, and rare diseases. Dr. Marango also served as Chief Operating Officer at the Samuel Waxman Cancer Research Foundation from 2012 to 2015, where he oversaw venture philanthropy initiatives in therapeutic development. Through his education and career, Dr. Marango has solidified a passion for working in oncology and facilitating growth for businesses looking to make a difference in cancer research. Dr. Marango holds a B.A. in Chemistry with Honors from Harvard University and earned his M.D. and Ph.D. from the Mount Sinai School of Medicine of New York University. We believe that Dr. Marango is qualified to serve as our Chief Financial Officer and Head of Corporate Development because of his extensive experience in oncology biopharma business, finance, and corporate relations & development.

Michelle Zhang, Ph.D. has served as our Chief Scientific Officer since December 2021. Prior to this, Dr. Zhang served as our Senior Vice President, Translational Research and Early Development from September 2019 to December 2021. Prior to that, Dr. Zhang served as our Vice President, Research and Development from April 2016 to September 2019. Dr. Zhang holds a Bachelor of Science in Biology from Fudan University and a Doctorate of Philosophy in Biochemistry from Harvard University. We believe that Dr. Zhang is qualified to serve as our Chief Scientific Officer because of her extensive industry knowledge and experience.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2021 are:

•	Mark Manfredi, Ph.D., our President and Chief Executive Officer;

•	Sergio Santillana, M.D., M.Sc., MBA, our Chief Medical Officer; and

•	Douglas R. Carlson, our former Chief Operating Officer and Executive Vice President of Finance.

2021 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark Manfredi, Ph.D.	2021	530,000	265,000	4,654,179	—	5,449,179
President and Chief Executive Officer	2020	409,500	196,560	—	—	606,060

Sergio Santillana, M.D., M.Sc., MBA (1)	2021	440,000	176,000	1,096,022	—	1,712,022
Chief Medical Officer	2020	137,499	48,521	586,700	54,250	826,970

Douglas R. Carlson	2021	410,000	164,000	1,308,765	—	1,882,765
Former Chief Operating Officer and EVP of Finance(4)	2020	330,372	138,756	—	—	469,128

(1)

Amounts represent bonuses earned in 2021 and 2020 and paid in 2022 and 2021, respectively, pursuant to the Company’s cash incentive plan based on the achievement of certain corporate and individual performance milestones. For Dr. Santillana, his 2020 base salary reflects that he devoted approximately 50% of his full working time to our company during the time that he served as our Chief Medical Officer in 2020.

(2)

The amounts reported represent the aggregate grant date fair value of the stock options award to the named executive officers during fiscal year 2021 and 2020, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 10 to the financial statements included in our Annual Report on Form 10-K. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.

(3)

The amount reported for Dr. Santillana represents fees paid to Dr. Santillana for his services as a consultant in 2020 prior to becoming our Chief Medical Officer in July 2020. Pursuant to the consulting agreement between us and Dr. Santillana, he was paid $500 per hour for consulting services.

(4)	Mr. Carlson resigned as our Chief Operating Officer and Executive Vice President of Finance, effective February 18, 2022.

Narrative to 2021 Summary Compensation Table

Base salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors or the compensation committee, and may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

For fiscal year 2021, the annual base salary for each of Dr. Manfredi, Dr. Santillana, and Mr. Carlson were $530,000, $440,000 and $410,000, respectively.

Bonuses

For the fiscal year 2021, each named executive officer was eligible to earn an annual cash bonus based on the achievement of certain corporate and individual performance milestones. The target annual bonus for each of Dr. Manfredi, Dr. Santillana, and Mr. Carlson for the fiscal year ended December 31, 2021 were 50%, 40% and 40% of annual base salary, respectively.

Equity Compensation

Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. In 2021, we granted stock options to each of our named executive officers, as reflected in the “Outstanding Equity Awards at 2021 Fiscal Year End Table” below.

Perquisites

We generally do not provide perquisites to our executive officers, including our named executive officers.

Ikena Oncology, Inc. 401(k) Plan

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Our 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Code and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Executive Employment Arrangements

In March 2021, we entered into new employment agreements with each of Dr. Manfredi, Dr. Santillana, and Mr. Carlson, which superseded each such named executive officer’s existing offer letter, change in control and severance agreement and change in control severance agreement, as applicable, and which became effective upon our initial public offering. The new employment agreements contain substantially similar terms that provide for each of the named executive officer’s continued employment and annual base salary, and set forth the terms of their discretionary annual bonus, the at-will nature of their employment, certain expense reimbursements, the terms of severance payments payable upon certain terminations of employment and their eligibility to participate in our benefit plans generally. Mr. Carlson resigned in February 2022. Prior to his resignation he was eligible to receive severance payments and benefits on substantially similar terms as Dr. Santillana as described below. Mr. Carlson did not receive any severance benefits in connection with his resignation.

In the event that Dr. Manfredi’s or Dr. Santillana’s service with the Company is terminated without “cause” or for “good reason” (in each case, as defined in his employment agreement), on or within twelve months after the closing of a “change in control” (as defined in his employment agreement), such named executive officer will be entitled to the following severance benefits, subject to the executive executing a separation agreement and it becoming effective, (i) a lump-sum payment equal to equal to 1 times (or in the case of Dr. Manfredi, 1.5 times) the sum of (a) such named executive officer’s then-current base salary or the base salary in effect immediately prior to the change in control, if higher, plus (b) such named executive officer’s annual target bonus for the then-

current year; (iii) immediate acceleration of all time-based stock options and other stock-based awards subject to time-based vesting held by such named executive officer, effective as of the later of the date of termination or the effective date of the separation agreement and release; and (iv) up to 12 months (or in the case of Dr. Manfredi, 18 months) of the employer portion of COBRA premium payments.

In the event that Dr. Manfredi’s or Dr. Santillana’s service with the Company is terminated without “cause” or for “good reason,” in each case, other than in connection with a change in control, such named executive officer will be entitled to the following severance benefits, subject to such executive executing a separation agreement and release and it becoming effective: (i) payments equal to nine months of such named executive officer’s then-current base salary (or in the case of Dr. Manfredi, 12 months) and (ii) up to nine months (or in the case of Dr. Manfredi, 12 months) of the employer portion of COBRA premium payments.

Upon the occurrence of a change of control, all payments and benefits received by Dr. Manfredi and Dr. Santillana in connection with a change of control that constitute “excess parachute payments” under Section 280G of the Code will be subject to a modified economic cutback treatment such that the “excess parachute payments” to be received by each such affected named executive officer will either be (i) paid in full or (ii) reduced below such named executive officer’s threshold amount under Code Section 280G in order to avoid triggering the excise tax that would otherwise be payable on such “excess parachute payment” amounts.

In addition, each of our named executive officers previously entered into our standard confidential information, non-competition, non-solicitation, and invention assignment agreement with us which continues to remain in effect and contains protections of confidential information, requires the assignment of inventions and contains other restrictive covenants.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Outstanding Equity Awards at Fiscal 2021 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of fiscal year 2021:

	OPTION AWARDS (1)
NAME	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Mark Manfredi	—	95,305		—		1.15	8/23/2026
	—	158,843		—		2.93	2/19/2028
	—	151,279		—		2.15	12/17/2028
	3/20/2019	140,612	(2)	63,917	(2)	4.15	3/19/2029
	2/12/2021	—		929,386	(3)	7.87	2/11/2031

Sergio Santillana	7/23/2020	55,852	(4)	101,859	(4)	4.51	7/22/2030
	2/12/2021	—		218,862	(3)	7.87	2/11/2031

Douglas R. Carlson (5)	3/20/2019	129,715	(2)	48,189	(2)	4.15	3/19/2029
	2/12/2021	—		261,344	(3)	7.87	2/11/2031

(1)

Each of the outstanding equity awards in the table above that was granted prior to our initial public offering in March 2021 was granted pursuant to our 2016 Stock Incentive Plan, as amended, or the 2016 Plan. Each of the outstanding equity awards listed in the table above is subject to accelerated vesting in the event of certain terminations following a change in control, as described above in the “Executive Employment Arrangements” section.

(2)

Represents an option to purchase shares of our common stock granted on March 20, 2019. The shares underlying this option vest as follows: 25% of the shares vested on March 20, 2020 and the remainder vest over the next three years in equal monthly installments on the last day of each succeeding calendar month (with the option becoming fully vested on the fourth anniversary of the vesting commencement date), subject to continued service to us through the applicable vesting date.

(3)

Represents an option to purchase shares of our common stock granted on February 12, 2021. The shares underlying this option vest as follows: 25% of the shares vested on February 12, 2022 and the remainder vest over the next three years in equal monthly installments on the last day of each succeeding calendar month (with the option becoming fully vested on the fourth anniversary of the vesting commencement date), subject to continued service to us through the applicable vesting date.

(4)

Represents an option to purchase shares of our common stock granted on July 23, 2020. The shares underlying this option vest as follows: 25% of the shares vested on July 1, 2021 and the remainder vest over the next three years in equal monthly installments on the last day of each succeeding calendar month thereafter (with the option becoming fully vested on the fourth anniversary of the vesting commencement date), subject to continued service to us through the applicable vesting date.

(5)	Mr. Carlson resigned effective February 18, 2022.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	5,822,373	(3)	7.17	2,250,479
Equity compensation plans not approved by security holders	—		—	—

Total	5,822,373		7.17	2,250,479

(1)	Includes the following plans: our 2016 Stock Incentive Plan (the “2016 Plan”), our 2021 Stock Option and Incentive Plan (the “2021 Plan”) and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”).
(2)

As of December 31, 2021, a total of 3,263,664 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2016 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. Following our initial public offering the Company no longer makes grants under the 2016 Plan. As of December 31, 2021, a total of 346,613 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2021, by the lesser of (i) 346,613 shares of our common stock, (ii) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (iii) such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

(3)	Includes 1,841,894 shares of common stock issuable upon the exercise of outstanding options.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Non-Employee Director Compensation Policy” in this proxy statement and the transactions described below, since January 1, 2020, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2020 and 2021) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Series B Convertible Preferred Stock Financing

In December 2020, we sold an aggregate of 85,806,214 shares of our Series B preferred stock at a purchase price of $1.3985 per share for aggregate proceeds of $120.0 million. The following table summarizes purchases of our Series B preferred stock by related persons:

Participant	Shares of Series B Preferred Stock	Total Purchase Price ($)
Entities affiliated with FMR LLC(1)	17,876,296	24,999,999.96
Entities affiliated with OrbiMed Advisors LLC(2)	16,088,665	22,499,998.00
Omega Fund VI, L.P.(3)	12,870,933	17,999,999.80
Atlas Venture Opportunity Fund I, L.P.(4)	5,362,888	7,499,998.87
Celgene Corporation (BMS)	715,051	999,998.82

(1)	Entities affiliated with FMR LLC collectively beneficially own more than five percent of our outstanding capital stock.
(2)

Entities affiliated with OrbiMed Advisors LLC, or OrbiMed Advisors, collectively beneficially own more than five percent of our outstanding capital stock. Dr. Bonita is a member of OrbiMed Advisors and a member of our board of directors.

(3)

Omega Fund VI, L.P. is a holder of five percent or more of our capital stock. Mr. Stampacchia is a Managing Director and co-founder of Omega Fund Management, LLC, is one of three directors of Omega Fund VI GP Manager, Ltd., the sole general partner of Omega Fund VI GP, L.P., which is the sole General Partner of Omega Fund VI, L.P. and is a member of our board of directors.

(4)

Atlas Venture Opportunity Fund I, L.P. is an affiliate of Atlas Venture. Entities affiliated with Atlas Venture collectively beneficially own more than five percent of our outstanding capital stock. Dr. Formela is a partner at Atlas Venture and a member of our board of directors.

Initial Public Offering

In March 2021, in connection with our initial public offering, we sold an aggregate of 8,984,375 shares of common stock, including the exercise in full by the underwriters of their option to purchase up to 1,171,875 additional shares of common stock at a public offering price of $16.00 per share. The aggregate gross proceeds to us from the offering were approximately $143.8 million, before deducting underwriting discounts and commissions and other offering expenses. The following table summarizes purchases of our shares of common stock by related persons in connection with our initial public offering:

STOCKHOLDER	SHARES OF COMMON STOCK	TOTAL PURCHASE PRICE
OrbiMed Private Investments VI, LP(1)	375,000	$6,000,000
OrbiMed Genesis Master Fund, L.P.(2)	48,400	$774,400
Omega Fund VI, L.P.(3)	450,000	$7,200,000

(1)

The securities are held of record by OrbiMed Private Investments VI, LP (“OPI VI”). OrbiMed Capital GP VI LLC (“GP VI”) is the general partner of OPI VI. OrbiMed Advisors LLC (“OrbiMed Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended, is the managing member of GP VI. The Reporting Person is a member of OrbiMed Advisors. By virtue of such relationship, OrbiMed Advisors and GP VI may be deemed to have voting power and investment power over the securities held by OPI VI and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI VI.

(2)

The securities are held of record by OrbiMed Genesis Master Fund, L.P. (“OrbiMed Genesis”). OrbiMed Genesis GP LLC (“Genesis GP”) is the general partner of OrbiMed Genesis. OrbiMed Advisors is the managing member of Genesis GP. By virtue of such relationship, OrbiMed Advisors and Genesis GP may be deemed to have voting power and investment power over the securities held by Genesis and as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OrbiMed Genesis.

(3)

Shares held directly by Omega Fund VI, L.P. (“Omega VI”). Omega Fund VI GP, L.P. (“Omega VI GP”) is the sole general partner of Omega VI. Omega Fund VI GP Manager, Ltd. (“Omega VI Manager”) is the sole general partner of Omega VI GP. The Reporting Person is a director of Omega VI Manager and disclaims beneficial ownership of the shares held by Omega VI except to the extent of his pecuniary interest therein, if any.

Agreements with Stockholders

In connection with our Series B convertible preferred stock financing, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. These stockholder agreements terminated upon the closing of our initial public offering in March 2021, except for the registration rights granted under our investors’ rights agreement, as more fully described in our Description of Securities, filed as Exhibit 4.2 to our Annual Report on Form 10-K, filed March 17, 2022.

Indemnification Agreements

In connection with our initial public offering in March 2021, we entered into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. Prior to our initial public offering in March 2021, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our board of directors prior to their consideration of such transaction, and the transaction was not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approved the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must approve the transaction in good faith.

In connection with our initial public offering in March 2021, we adopted a written related party transactions policy that provides that such transactions must be approved by our audit committee. This policy became effective on the date on which the registration statement related to our initial public offering was declared effective by the SEC. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 25, 2022 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 36,163,291 shares of our common stock outstanding as of April 25, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 25, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210.

	Shares beneficially owned
Name and address of beneficial owner (1)	Number of Voting Shares	Number of Non-Voting Shares	Percentage
> 5% Stockholders:
Entities affiliated with OrbiMed Advisors LLC (2)	2,933,941	6,215,466	25.30%
Entities affiliated with Atlas Venture (3)	5,018,178	—	13.88%
Entities affiliated with FMR LLC (4)	4,723,687	—	13.06%
Omega Fund VI, L.P. (5)	2,249,123	—	6.22%
Entities affiliated with Citadel LLC (6)	2,128,208		5.88%

Named Executive Officers and Directors:
Mark Manfredi, Ph.D. (7)	881,397	—	2.44%
Sergio Santillana, M.D., M.Sc., MBA (8)	148,513	—	*
Ronald C. Renaud, Jr. (9)	143,071	—	*
David Bonita, M.D. (2)	—	—	*
Iain D. Dukes, D.Phil. (10)	204,585	—	*
Jean-François Formela, M.D. (3)	—	—	*
Maria Koehler, M.D. (11)	8,946	—	*
Otello Stampacchia, Ph.D. (5)	—	—	*
Richard Wooster, Ph.D.	—	—	*
All executive officers and directors as a group (12 persons) (12)	1,738,728	—	4.81%

*	Represents beneficial ownership of less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210.
(2)	Information herein is based on the Schedule 13D/A filed with the SEC on August 16, 2021 by OrbiMed Advisors LLC (“OrbiMed Advisors”), OrbiMed Capital GP VI LLC (“OrbiMed GP”), OrbiMed Genesis GP

LLC (“OrbiMed Genesis GP”), and OrbiMed Capital LLC (“OrbiMed Capital”) (collectively, the “Reporting Persons”). OrbiMed Private Investments VI, LP, (“OPI VI”) holds 1,845,872 shares of common stock and 5,429,023 shares of non-voting common stock. OrbiMed GP is the general partner of OPI VI, pursuant to the terms of the limited partnership agreement of OPI VI, and OrbiMed Advisors is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the Shares held by OPI VI and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the Shares held by OPI VI. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Shares held by OPI VI. OrbiMed Genesis Master Fund, L.P. (“OrbiMed Genesis”) holds 91,014 shares of common stock and 157,288 shares of non-voting common stock. OrbiMed Genesis GP is the general partner of OrbiMed Genesis, pursuant to the terms of the limited partnership agreement of OrbiMed Genesis, and OrbiMed Advisors is the managing member of OrbiMed Genesis GP, pursuant to the terms of the limited liability company agreement of OrbiMed Genesis GP. As a result, OrbiMed Advisors and OrbiMed Genesis GP share power to direct the vote and disposition of the Shares held by OrbiMed Genesis and may be deemed, directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the Shares held by OrbiMed Genesis. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Shares held by OrbiMed Genesis. Worldwide Healthcare Trust PLC (“WWH”) holds 997,055 shares of common stock and 629,155 shares of non-voting common stock. OrbiMed Capital is the investment advisor of WWH. As a result, OrbiMed Capital has the power to direct the vote and disposition of the Shares held by WWH and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the Shares held by WWH. OrbiMed Capital disclaims any beneficial ownership over the shares of the other Reporting Persons. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the Shares held by WWH. The principal business address of the Reporting Persons is c/o OrbiMed Advisors, 601 Lexington Avenue 54th Floor, New York, NY 10022.
(3)

Information herein is based on the Schedule 13D filed with the SEC on February 11, 2022 by (i) Atlas Venture Fund X, L.P., a Delaware limited partnership (“Atlas X”), (ii) Atlas Venture Associates X, L.P., a Delaware limited partnership (“AVA X LP”), (iii) Atlas Venture Associates X, LLC, a Delaware limited liability company (“AVA X LLC” and together with Atlas X and AVA X LP, the “Fund X Reporting Persons”), (iv) Atlas Venture Fund XI, L.P., a Delaware limited partnership (“Atlas XI”), (v) Atlas Venture Associates XI, L.P., a Delaware limited partnership (“AVA XI LP”), (vi) Atlas Venture Associates XI, LLC, a Delaware limited liability company (“AVA XI LLC” and together with Atlas XI and AVA XI LP, the “Fund XI Reporting Persons”) (vii) Atlas Venture Opportunity Fund I, L.P., a Delaware limited partnership (“AVOF”), (viii) Atlas Venture Associates Opportunity I, L.P., a Delaware limited partnership (“AVAO LP”) and (ix) Atlas Venture Associates Opportunity I, LLC, a Delaware limited liability company (“AVAO LLC” and together with AVOF and AVAO LP, the “Opportunity Fund Reporting Persons” and together with the Fund X Reporting Persons and Fund XI Reporting Persons, the “Reporting Persons”). Atlas X is the record owner of 2,901,609 shares of common stock. AVA X LP is the general partner of Atlas X and AVA X LLC is the general partner of AVA X LP. Each of Atlas X, AVA X LP and AVA X LLC has shared voting and dispositive power over the shares held by Atlas X. As such, each of Atlas X, AVA X LP and AVA X LLC may be deemed to beneficially own the shares held by Atlas X. Atlas XI is the record owner of 1,241,935 shares of Common Stock. AVA XI LP is the general partner of Atlas XI and AVA XI LLC is the general partner of AVA XI LP. Each of Atlas XI, AVA XI LP and AVA XI LLC has shared voting and dispositive power over the shares held by Atlas XI. As such, each of Atlas XI, AVA XI LP and AVA XI LLC may be deemed to beneficially own the shares held by Atlas XI. AVOF is the record owner of 874,634 shares of Common Stock. AVAO LP is the general partner of AVOF and AVAO LLC is the general partner of AVAO LP. Each of AVOF, AVAO LP and AVAO LLC has shared voting and dispositive power over the shares held by AVOF. As such, each of AVOF, AVAO LP and AVAO LLC may be deemed to beneficially own the shares held by AVOF. The address of the principal place of business of each of the Reporting Persons is c/o 300 Technology Square, 8th Floor, Cambridge, Massachusetts 02139.
(4)

Information herein is based on the Schedule 13G/A filed with the SEC on February 9, 2022 by FMR LLC. Fidelity Management & Research Company LLC, or FMR Co. LLC, beneficially own shares reported in this filing. FMR Co. LLC beneficially owns five percent or greater of the outstanding shares reported in this filing. Abigail P. Johnson is a Director, the Chairman, and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, or the Fidelity Funds, advised by FMR Co. LLC, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. This information reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies, collectively referred to as the FMR Reporters. This information does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with Securities and Exchange Commission Release No. 34-39538 (January 12, 1998). The address of the entities and individuals listed above is 245 Summer Street, Boston, Massachusetts 02210.

(5)

Information herein is based on the Schedule 13G filed with the SEC on February 14, 2022 by Omega Fund VI, L.P. (“Omega Fund”), Omega Fund VI GP, L.P. (“Omega GP”), Omega Fund VI GP Manager, Ltd. (“Omega Ltd”), Claudio Nessi (“Nessi”), Otello Stampacchia (“Stampacchia”), and Anne-Mari Paster (“Paster”) (together, the “Reporting Persons”). Omega Fund owns 2,249,123 shares of common stock. Omega Ltd serves as the general partner of Omega GP, which serves as the general partner of Omega Fund, and each of Omega GP and Omega Ltd may be deemed to own beneficially the shares held by Omega Fund. Nessi, Stampacchia, and Paster are the directors of Omega Ltd and may be deemed to beneficially own the shares held by Omega Fund. Each of the Reporting Persons disclaims beneficial ownership of the shares of the Issuer’s Common Stock held by Omega Fund except to the extent of his, her or its pecuniary interest therein. The address of the principal business office of Omega Fund, Omega GP, Omega Ltd, Nessi, Stampacchia, and Paster, is c/o Omega Fund Management, LLC, 888 Boylston Street, Suite 1111, Boston, MA 02199.

(6)

Information herein is based on the Schedule 13G/A filed with the SEC on February 14, 2022 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Reporting Persons”) with respect to the shares of common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”), and Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The address of the principal business office of each of the Reporting Persons is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(7)	Consists of options to purchase 881,397 shares of our common stock that are exercisable within 60 days of April 25, 2022.
(8)	Consists of options to purchase 148,513 shares of our common stock that are exercisable within 60 days of April 25, 2022.

(9)	Consists of options to purchase 143,071 shares of our common stock that are exercisable within 60 days of April 25, 2022.
(10)	Consists of options to purchase 204,585 shares of our common stock that are exercisable within 60 days of April 25, 2022.
(11)	Consists of options to purchase 8,946 shares of our common stock that are exercisable within 60 days of April 25, 2022.
(12)	Consists of 44,475 shares of our common stock and options to purchase 1,694,253 shares of our common stock that are exercisable within 60 days of April 25, 2022.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Ikena’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Ikena’s independent registered public accounting firm, (3) the performance of Ikena’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Ikena’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Ikena’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Ikena Oncology, Inc. for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Ikena Oncology be included in Ikena’s 2021 Annual Report, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF IKENA ONCOLOGY, INC.

Ronald C. Renaud, Jr., Chairperson
Jean-Francois Formela, M.D.
Otello Stampacchia, Ph.D.

April 27, 2022

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary, telephone: 857-273-8343. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 28, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary.

To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 10, 2023.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 9, 2023 and no later than March 11, 2023. Stockholder proposals and the required notice should be addressed to Ikena Oncology, Inc., 645 Summer Street, Suite 101, Boston, Massachusetts 02210, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IKNA2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D84214-P70373 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY IKENA ONCOLOGY, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: ! ! ! 1. To elect three class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. Nominees: 01) Iain Dukes, D. Phil 02) Maria Koehler, MD 03) Otello Stampacchia, PhD The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. ! ! ! To transact any other business that may properly come before the meeting or any adjournment of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. D84215-P70373 IKENA ONCOLOGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS JUNE 9, 2022 The shareholder(s) hereby appoint(s) Mark Manfredi, PhD and Jotin Marango, MD, PhD, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ikena Oncology, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held online at 4:15 p.m., Eastern Time on Thursday, June 9, 2022, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE